EXHIBIT 99.1
------------



JONES LANG LASALLE






                            INVESTOR PRESENTATION

                                 March 2008






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JONES LANG LASALLE - PAGE - 2:





                         FORWARD LOOKING STATEMENTS
                         --------------------------


Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives, dividend payments and share repurchases may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in Jones Lang LaSalle's Annual Report on Form 10-K for the year ended December 31, 2006 and in the Quarterly Reports on Form 10-Q for the quarters ended September 30, 2007, June 30, 2007, and March 31, 2007 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company's Board of Directors. Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events.






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JONES LANG LASALLE - PAGE - 3:



OUR VISION -- Global and Diversified Growth



   ----------------------------------------------------------------------

         The chosen real estate expert and strategic adviser to the leading occupiers and investors around the world

   ----------------------------------------------------------------------



JONES LANG LASALLE'S LEADING MARKET POSITION:


      CONSOLIDATING INDUSTRY

      .     Strong balance sheet

      .     Desired global platform

      .     Disciplined acquirer


      DIVERSITY IN UNCERTAIN ENVIRONMENT

      .     Global platform breadth

      .     Multiple growing service lines

      .     Increasing market share

      .     Investment management business




                               BRAND OF CHOICE


ENERGY STAR AWARD 2007     BEST EMPLOYERS       2008
PARTNER OF THE YEAR        IN ASIA 2007         FORBES
                           HONG KONG            THE PLATINUM LIST

100 BEST CORPORATE         THE SUNDAY TIMES     2008
CITIZENS 2007              100 BEST COMPANIES   ETHICS INSIDE CERTIFIED
PUBLISHED BY THE CRO,      TO WORK FOR 2007     ETHISPHERE
WWW.THECRO.COM




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JONES LANG LASALLE - PAGE - 4:



GROWTH STRATEGIES DELIVERING PERFORMANCE



[ Graphic / Line Chart indicating ]



($ Millions)

                                             Net
                               Revenue      Income       EPS
                               --------     ------      -----

                  2005         $1,390.6     $103.3      $3.12

                  2006 (1)     $2,013.6     $175.3      $5.24

                  2007         $2,652.1     $256.5      $7.64


     (1) Includes incentive fee from single client of $112.5 million or $1.01 per share



            ----------------------------------------

            G1          Local and Regional
                        Service Operations

                        Execution

            ----------------------------------------

            G2          Global Corporate
                        Solutions

                        Counter Cyclical

            ----------------------------------------

            G3          Global Capital
                        Markets

                        Global Diversity

            ----------------------------------------

            G4          LaSalle Investment
                        Management

                        Annuity

            ----------------------------------------

            G5          World Standard
                        Business Operations

                        Operating Leverage

            ----------------------------------------






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JONES LANG LASALLE - PAGE - 5:



GLOBAL DIVERSIFIED REVENUE



[ Graphics / Pie Charts indicating ]



                    Total 2007 Revenue = $2.7 billion (1)
                    ------------------------------------

                  Americas 29%
                  Asia Pacific 23%
                  EMEA 34%
                  LaSalle Investment Management 14% (1)


  (1) Equity earnings are an integral part of this business and are therefore included in the Geographic Spread and Operating Income Margin. Equity earnings are not included in the Total Revenue.




                           Operating Income Margin
                           -----------------------

                                           2005      2006      2007
                                          ------    ------    ------

LaSalle Investment Management (1)          24.9%     32.4%     30.2%
Americas                                   11.6%     10.5%     10.5%
EMEA                                        5.0%      6.5%      9.9%
Asia Pacific                                7.3%      5.5%     11.7%





                        Global Revenue Incorporating
                        LaSalle Investment Management
                        -----------------------------

                              Americas 34%
                              Asia Pacific 26%
                              EMEA 40%





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JONES LANG LASALLE - PAGE - 6:



DIVERSIFIED REVENUE BY SERVICE

Business Unit Spread



[ Graphics / Pie Charts indicating ]



                      Total 2007 Revenue = $2.7 billion
                      ---------------------------------

      Occupier Services - 28%

      .     Facilities Management - 5%
      .     Project & Development Services - 15%
      .     Tenant Representation - 8%


      Money Management - 14%


      Investor Services 36%

      .     Agency Leasing - 13%
      .     Property Management - 9%
      .     Valuations & Consulting (1) - 14%


      Capital Markets - 22%


  (1) Includes a significant advisory fee from one large portfolio sale







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JONES LANG LASALLE - PAGE - 7:



DIVERSIFIED GLOBAL FOOTPRINT

2008 Financial Focus to Meet Environment



----------------  ----------------  ----------------  ----------------
                                                      LaSalle
                                    Asia              Investment
Americas          EMEA              Pacific           Management
----------------  ----------------  ----------------  ----------------

.. Leverage in-    . Leverage and    . Increase        . Continue
  vestments &       strengthen        margins and       investor per-
  acquisitions      new markets       profits with      formance focus
  for margin                          leverage from     to grow AUM,
  enhancement     . Maximize          expanded foot-    advisory and
                    acquisition       print and         incentive fees
.. Maximize          performance       investments
  leadership        and synergies                     . Annuity fee
  in counter-                       . Maximize India    growth while
  cyclical        . Capitalize on     acquisition       investing in
  positions;        Pan-European      in first full     favorable
  corporates        and Global        year of           acquisition
  and public        Capital Mar-      operations        market
  institutions      kets strength
                                    . Capitalize      . Further grow
.. Continue        . Continue to       on growing        separate accounts
  market share      lead consol-      investor          and public
  pursuit -         idation with      interest          securities
  targeted          strategic         leveraging
  markets and       acquisitions      strong capital  . Earn acquisition
  added ser-                          markets           fees from open-
  vice lines                          capabilities      end funds

.. Selectively
  hire and
  strategically
  acquire
----------------  ----------------  ----------------  ----------------





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JONES LANG LASALLE - PAGE - 8:



STRATEGIC INVESTMENTS AND ACQUISITIONS EXPAND FOOTPRINT

Strengthen Market Position and Diversify Globally




JONES LANG LASALLE'S INVESTMENT AND ACQUISITION STRATEGY:

-------------------------------------------------------------------------

NEW GEOGRAPHIES         STRENGTHEN PRESENCE     NEW SERVICE LINES
PROVIDE IMMEDIATE       AND CAPTURE             ENHANCE PRODUCT
SCALE                   MARKET SHARE            OFFERINGS

.. Dubai - RSP Group     . India - Trammell      . PDS - KHK Group
                            Crow Meghraj
.. Finland - new                                 . Industrial Services -
    Helsinki office     . Netherlands -             Klatskin Associates
                            Troostwijk
.. Turkey - new              Makelaars           . Sustainability
    Istanbul office                                 Solutions -
                        . Australia - NSC           Upstream
                            Corporate

-------------------------------------------------------------------------

             --------------------------------------------------
                    Completed 13 acquisitions during 2007
               2008 revenue contribution of over $150 million
             --------------------------------------------------






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JONES LANG LASALLE - PAGE - 9:



INTEGRATED SUSTAINABILITY SERVICES AND BEST PRACTICES

Reduce Clients' Carbon Footprint



SUSTAINABILITY STRATEGY                   JONES LANG LASALLE GLOBAL
                                          SUSTAINABILITY COMMITMENT:
.. Commercial buildings are major          --------------------------
  producers of greenhouse gas
                                          . Lead the transformation of
.. Energy & Environmental Services           the property industry by
  that create competitive advantage         reducing the environmental
                                            impact of commercial real
BENEFITS TO CLIENTS                         estate

.. Recurring, meaningful cost              . Increase our investment in
  savings                                   energy and sustainabilty
                                            expertise
.. Assist clients in achieving
  sustainability pledges                  . Reduce our carbon footprint
                                            through our ACT: A Cleaner
SERVICE LINE COLLABORATION                  Tomorrow initiative, which
                                            focuses on energy conserva-
.. Energy management, occupancy              tion, water conservation,
  planning                                  emissions reduction, solid
                                            waste reduction, recycling
                                            and recycled materials use


-------------------------------------------------------------------------

ENERGY STAR             UK GREEN BUILDING       ALLIANCE TO
AWARD 2007              COUNCIL                 SAVE ENERGY
PARTNER OF THE YEAR     FOUNDING MEMBER         CREATING AN ENERGY
                                                EFFICIENT WORLD

-------------------------------------------------------------------------





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JONES LANG LASALLE - PAGE - 10:



G1    LOCAL AND REGIONAL SERVICES


GLOBAL CLOCK SHOWING HEALTHY REAL ESTATE FUNDAMENTALS



                                                ----------------
                                                Asia-Pacific
                                                EMEA
                                                Americas
                                                ----------------

[ Graphics / Pie Chart flow indicating ]


                  Rental growth slowing


                  Hong Kong

                  Tokyo

                  Moscow, Washington DC, Shanghai

                  London, Rome, Toronto

                  Frankfurt, Brussels, Madrid, Singapore

                  Atlanta, Mumbai, Paris



                  Rental growth accelerating


                  Boston, Dublin, New York, San Francisco, Stockholm

                  Amsterdam, Chicago, Mexico City, Sao Paulo, Sydney

                  Los Angeles, Philadelphia

                  Berlin, Edinburgh, Seoul

                  Dallas



                  Rents bottoming out


                  Milan

                  Detroit



                  Rents falling


                  Beijing


Source:  Jones Lang LaSalle; LaSalle Investment Management

As of Q4 2007



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JONES LANG LASALLE - PAGE - 11:



G2    GLOBAL CORPORATE SOLUTIONS


A LEADING PROVIDER IN A GROWING SPACE



LEVERAGING OUR UNIQUE GLOBAL POSITION AND MULTI-SERVICE CAPABILITIES:


..     Capitalize on leading position and capabilities to capture increased share

      - Size of outsourcing market indicates significant growth potential

      -     Corporate clients seeking cost saves in non-core disciplines


..     Continue renewing and expanding existing corporate relationships

      - Global platform attracts clients with needs in multiple and emerging markets

      - Converting single service relationships to multi-service relationships

      -     Shared success in cost reduction with KPIs


..     7 year RFP win rate remains above 60%




KEY 2007 WINS:    ACS

                  BP

                  THE BANK OF NEW YORK MELLON

                  UNITEDHEALTH GROUP

                  PFIZER






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JONES LANG LASALLE - PAGE - 12:



G3    GLOBAL CAPITAL MARKETS


ACTIVITY LEVELS MODERATING; CROSS BORDER CAPITAL FLOWS REMAIN STRONG


                        Direct Commercial
                        Property
                        Transactions (1)        Cross Border
                        --------------------    --------------------

2007                    $759 billion (+9%)      $353 billion (+18%)
--------------------------------------------------------------------
2006                    $700 billion (+41%)     $299 billion (+80%)
--------------------------------------------------------------------
2005                    $495 billion (+26%)     $166 billion (+41%)
--------------------------------------------------------------------
2004                    $393 billion (+11%)     $118 billion (+32%)
--------------------------------------------------------------------
2003                    $354 billion            $90 billion
--------------------------------------------------------------------



MARKET TRANSACTION ACTIVITY REFLECTS DEBT MARKET IMPACT

--------------------    --------------------    --------------------
AMERICAS                EUROPE                  ASIA PACIFIC

.. Volumes up 10%        . Volumes down 6%       . Volumes up 27%
  over 2006               from 2006 in            over 2006
                          local currency
.. H2 2007 activity                              . Cross border
  down 17.5% vs         . Cross border            represented 47%
  H1 2007                 represented 63%         of transactions
                          of Europe volume        up from 32% in
                                                  2006
--------------------    --------------------    --------------------



(1)   Excludes entity level and residential transactions

Source: JLL; Property Data (UK); KTI (Finland); Akershus Eiendom (Norway); Athens Economics (Greece); Wuest and Partners (Switzerland); Real Capital Analytics (USA)






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JONES LANG LASALLE - PAGE - 13:



G3    GLOBAL CAPITAL MARKETS


2007 GLOBAL CAPITAL MARKETS PERFORMANCE



                                $81.8 BILLION
                                -------------

                            (2006: $70.9 billion)
                            (2005: $45.1 billion)



      AMERICAS                                  EMEA
      $13.1 BILLION                             $45.2 BILLION
      -------------                             -------------
      (2006:  $11.8 billion)                    (2006:  $44.4 billion)
      (2005:  $ 7.8 billion)                    (2005:  $23.4 billion)



      HOTELS                                    ASIA PACIFIC
      $13.9 BILLION (1)                         $9.6 BILLION
      -----------------                         ------------

      (2006:  $9.4 billion)                     (2006:  $5.3 billion)
      (2005:  $8.5 billion)                     (2005:  $5.4 billion)



   (1)  Includes a significant advisory fee from one large portfolio sale






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JONES LANG LASALLE - PAGE - 14:



G4    LASALLE INVESTMENT MANAGEMENT


DELIVERING ANNUITY REVENUE AND INCENTIVE FEES



[ Graphics / Global Map indicating ]


($ Millions)
                                 Advisory
                                   and
       Incentive   Equity      Transaction    Operating
         Fees     Earnings         Fees         Income          AUM
       ---------  --------     -----------    ----------   -------------

2005       43.4       11.8          $147.5        $50.2    $29.8 Billion

2006      170.6*       7.1          $206.7       $124.4    $40.6 Billion
                              (40% growth)

2007       88.2        9.7          $272.9       $112.0    $49.7 Billion
                              (32% growth)


   *  Includes $112.5 million incentive fee from a single client.





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JONES LANG LASALLE - PAGE - 15:



G4    LASALLE INVESTMENT MANAGEMENT


A GLOBAL BUSINESS AND DIFFERENTIATOR FOR OUR FIRM



                                                          Assets
                                  Typical                 Under
                    2007            Fee                   Manage-
Description      Statistics      Structure      Product    ment       %
-----------    ---------------   ---------      -------   -------  ------

SEPARATE                                        European
ACCOUNT                                         Private
MANAGEMENT     . $26.3 billion                  Equity      $18.3   36.8%
(Firm's co-      of assets       . Advisory
investment =     under manage-     fees         North
$34.9MM)         ment            . Transaction  American
                 (7% GROWTH        fees         Private
                 OVER 2006)      . Incentive    Equity      $14.6   29.4%
                                   fees
                                 . Equity       Asia
                                   earnings     Pacific
                                                Private
----------------------------------------------  Equity      $ 6.2   12.4%
                                                --------------------------
FUND                                            TOTAL
MANAGE-        . $12.8 billion   . Advisory     PRIVATE
MENT             of assets         fees         EQUITY      $39.1   78.6%
(Firm's          under manage-   . Incentive    --------------------------
co-invest-       ment              fees
ment =           (58% GROWTH     . Equity       TOTAL
$112.4MM)        OVER 2006)        earnings     PUBLIC
                                                SECURITIES  $10.6   21.4%

                                                --------------------------
----------------------------------------------
                                                TOTAL       $49.7    100%
PUBLIC
SECURITIES     . $10.6 billion   . Advisory     --------------------------
(Firm's co-      of assets         fees
investment =     under manage-
$0.1 MM)         ment
                 (33% GROWTH
                 OVER 2006)

----------------------------------------------




             --------------------------------------------------

                   Assets Under Management = $49.7 billion

             --------------------------------------------------

                            22% GROWTH OVER 2006

             --------------------------------------------------






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JONES LANG LASALLE - PAGE - 16:



G4    LASALLE INVESTMENT MANAGEMENT


FUNDS DRIVING AUM GROWTH, ADVISORY FEES AND POTENTIAL INCENTIVE FEES



---------------------------------------------------------------------------
                                                   Original
                          Number                    Buying
Vintage    Investment       of                       Power     Percentage
Year          Style        Funds       Region        ($MM)      Committed
---------------------------------------------------------------------------

2001        Value-Add        1         Europe       $ 1,000       100%
---------------------------------------------------------------------------

2002        Value-Add        2        Americas      $ 1,700       100%
          Opportunistic             Asia Pacific

---------------------------------------------------------------------------

2003        Value-Add        1        Americas      $   300       100%

---------------------------------------------------------------------------

2004        Value-Add        2      Asia Pacific    $ 1,750       100%
          Opportunistic                Europe

---------------------------------------------------------------------------

2005      Value-Add (3)      5      Americas (2)    $ 5,800        71%
        Opportunistic (2)           Asia Pacific
                                     Europe (2)

---------------------------------------------------------------------------

2006        Value-Add        3        Americas      $ 4,400        30%
                                     Europe (2)

---------------------------------------------------------------------------

2007      Value-Add (2)      4      Americas (2)    $17,900         2%
        Opportunistic (2)         Asia Pacific (2)
---------------------------------------------------------------------------

Total                       18                      $32,850
---------------------------------------------------------------------------




Note: Vintage Year represents the year in which the fund made its first capital call from investors. Original Buying Power represents the capital commitment plus target leverage at inception of fund. Percentage Committed includes amounts invested plus amounts committed to development projects.






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JONES LANG LASALLE - PAGE - 17:



OUR GLOBAL CLIENT ROSTER IS IMPRESSIVE AND GROWING


A FEW EXAMPLES ...



      BANK OF AMERICA               DEUTSCHE BANK

      MICROSOFT                     P&G

      WHIRLPOOL                     MOTOROLA

      CalPERS                       HSBC

      3M                            TIAA CREF

      GM                            DEPARTMENT OF THE ARMY -
                                      UNITED STATES OF AMERICA
      Cisco
                                    Merrill Lynch
      Hermes
                                    Deka Immobilien Investment
      Scottish Widows
                                    Adidas
      Sun Microsystems
                                    Pfizer





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JONES LANG LASALLE - PAGE - 18:



THE LEADING REAL ESTATE SERVICES BRAND



..     DOMINANT GLOBAL PLATFORM

      -     Approximately 170 offices in over 60 countries worldwide

      -     Research-driven global money management business

      -     Client demands for global expertise satisfied by few providers


..     SUPERIOR FINANCIAL PERFORMANCE & POSITION

      -     Diversified revenues by region and by service line

      -     Strong cash flow generator with investment-grade ratings

      - Strong global market positions benefitting from strategic investments and acquisitions


..     PERFORM FOR SHORT AND LONG TERM HORIZON

      -     Positioned to capitalize on continued industry consolidation

      - Premier and expanding position in the corporate outsourcing space

      -     Expand share in local markets

      - Leading global investment management business; deploying capital raised in more favorably priced market






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JONES LANG LASALLE - PAGE - 19:



                                APPENDIX 1 --

                             SUPERIOR CASH FLOW






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JONES LANG LASALLE - PAGE - 20:



SUPERIOR CASH FLOW


     ----------------------------------------------------------------
                                                    Actual

     $MM                                    2007     2006     2005
     ----------------------------------------------------------------

     OPERATING INCOME                       $342     $244     $132

     Plus:  Depreciation and Amortization     56       49       34

     Plus:  Equity Earnings and Other         15        9       11

     EBITDA                                 $413     $302     $177

     Less:  Interest Expense                 (13)     (14)      (4)

     Less:  Income Taxes                     (88)     (64)     (36)

     Plus:  Working capital &
       non-cash expenses                      97      154      (16)

     NET CASH FROM OPERATIONS               $409     $378     $121


     PRIMARY USES OF CASH
     --------------------

     Acquisition                             134      192        5

     Co-Investment                            17       44       16

     E-commerce Disposition                   (6)      --       --

     Capital Expenses                        114       70       40

     Net Debt Repayment                       31       18       13

     Net Share Repurchase (1)                 90       33       38

     Dividend                                 29       21        9

     TOTAL                                  $409     $378     $121

   (1) Net Share Repurchase in 2007 includes $96 million of repurchases under our program plus repurchases for taxes less cash inflows from shares issued under share programs and related tax benefits.


                         --------------------------
                            EXPLANATION OF EBITDA
                         --------------------------

      . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization

      . Management believes that EBITDA is useful to investors as a measure of operating performance

      . EBITDA should not be considered an alternative to (i) net income (loss) (determined in accordance with GAAP) or
            (ii) cash flows (determined in accordance with GAAP)




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JONES LANG LASALLE - PAGE - 21:



                                APPENDIX 2 --

                   LaSALLE INVESTMENT MANAGEMENT FUND AND
                        SEPARATE ACCOUNT INFORMATION






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JONES LANG LASALLE - PAGE - 22:



                        LASALLE INVESTMENT MANAGEMENT



INCENTIVE FEE POTENTIAL IN FUNDS AND SEPARATE ACCOUNTS

--------------------    --------------------    --------------------
                        Funds typically have
                        targeted return
                        hurdles above which
                        incentive fees can      Separate Accounts
                        be earned; incentive    (portfolios managed
                        fees begin during       for a single client)
                        fund liquidation as     calculated at client
Funds average lives     assets are sold and     agreed benchmark
typically vary by       as investor hurdles     at predetermined
investment style        are met                 measurement periods

.. Core Fund - 7-10      . Value-Add Fund -
  year typical life       target return of
                          12%-14%
.. Value-Add Fund -
  5-7 year typical      . Opportunistic Fund -
  life                    target return of
                          greater than 16%
.. Opportunistic
  Fund - 3-5 year       . Incentive fees
  typical life            generally include
                          sharing of invest-
                          ment proceeds above
                          an agreed benchmark
                          (at or below target
                          return)

                          - Firm's share
                            varies from 10%
                            on Core Funds
                            to 30% on
                            Opportunistic
                            Funds